                                                                   EXHIBIT 10.10

                                   AGREEMENT
                                   (PATENTS)


         THIS AGREEMENT (PATENTS) (this "AGREEMENT"), dated as September 15, 1997, is made by PACKAGED ICE, INC., a Texas corporation ("GRANTOR"), in favor of THE FROST NATIONAL BANK, a national banking association, as agent (in such capacity, the "AGENT") for the Banks (defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of September 15, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT") by and among Grantor, the various financial institutions (individually a "BANK" and collectively the "BANKS") as are, or may from time to time become, parties thereto, and Agent, the Banks have extended "Commitments" (as defined in the Credit Agreement) to make "ADVANCES" (as defined in the Credit Agreement) to Grantor;

         WHEREAS, in connection with the Credit Agreement, Grantor has executed and delivered a Security Agreement dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT");

         WHEREAS, as a condition precedent to the making of Advances under the Credit Agreement, Grantor is required to execute and deliver this Agreement and to grant to Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure the Obligations; and

         WHEREAS, Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Banks to make Advances to Grantor pursuant to the Credit Agreement, Grantor agrees, for the benefit of each of the Bank, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, Grantor does hereby mortgage, pledge and hypothecate to Agent, and grant to Agent a security interest in, for its benefit and the benefit of each of the Banks, all of the following property (the "PATENT COLLATERAL"), whether now owned or hereafter acquired or existing:

         (a) all patents (the "PATENTS"), now existing anywhere in the world or hereafter acquired, whether currently in use or not, all records thereof and all patent applications prepared now or hereafter, including divisional, continuation, and continuation-in-part applications, whether pending or in preparation for filing, including applications in the United States

         Patent and Trademark Office or any foreign country, including, but not limited to those referred to in ITEM A of SCHEDULE I attached hereto;

         (b) all Patent licenses, including each Patent license referred to in ITEM B of SCHEDULE I attached hereto;

         (c) all reissues, extensions, or renewals of any of the items described in clauses (a) and (b);

         (d) all proceeds of, and rights associated with, the foregoing, including any claim by Grantor against third parties for past, present or future infringement of any Patent, whether owned by or licensed to Grantor, and any violation or breach of any conditions of any Patent license, including, but not limited to any Patent or Patent license referred to in ITEM A and ITEM B of SCHEDULE I attached hereto.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by Grantor for the purpose of registering the security interest of Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent for its benefit and the benefit of each of the Banks under the Security Agreement. The Security Agreement (and all rights and remedies of Agent and each of the Banks thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Security Interest. Upon payment in full of all Obligations and the termination of all Commitments, Agent shall, at Grantor's expense, execute and deliver to Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

         SECTION 5. Acknowledgment. Grantor does hereby further acknowledge and affirm that the rights and remedies of Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Paper, etc. This Agreement is a Loan Paper executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. Counterparts. This Agreement may be executed by parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                  PACKAGED ICE, INC., a Texas corporation

                                  By:
                                     ----------------------------------------
                                     James F. Stuart, Chief Executive Officer

                                  THE FROST NATIONAL BANK, a national
                                  banking association

                                  By:
                                     ----------------------------------------
                                     Richard D. Young, Senior Vice President

                                                          PII Agreement (Patent)

                                 SCHEDULE I
                                     TO
                              PATENT AGREEMENT

ITEM A.

                               REGISTERED PATENTS

           Country                      Patent                  Registration No.            Registration Date
           -------                      ------                  ----------------            -----------------
        United States                      1                       5,109,651                    10/05/90
           Taiwan                          1                        UM-89642                    10/15/91
           Taiwan                          1                        UM-87144                    10/15/91
           Mexico                          1                         178614                     10/04/91
          Australia                        1                         646999                     10/01/91
           Brazil                          1                       9106944-0                    10/01/91
        United States                      2                       5,458,851                    10/29/93
        United States                      3                       5,630,310                    10/10/95
        United States                      4                       5,581,982                    10/10/95

                          PENDING PATENT APPLICATIONS

                           Country                       Patent                    Serial No.                  Filing Date
                           -------                       ------                    ----------                  -----------
                            China                          1                       91110837.8                   10/05/91
                            India                          1                       1006/Del/91                  10/22/91
                      Patent Cooperation                   1                     PCT/US91/07214                 10/01/91
                            Treaty
                            Canada                         1                         2093337                    10/01/91
                    European Patent Office                                         92900332.5                   10/01/91
                            Japan                          1                        04-501236                   10/01/91
                  Patent Cooperation Treaty            2, 3, & 4                 PCT/US94/12478                 10/01/91
                            China                      2, 3, & 4                  94 1 94331.3                  10/29/94
                            Mexico                     2, 3, & 4                     94 8326                    10/29/94
                            Brazil                     2, 3, & 4                  PI 9407927-7                  10/29/94
                          Australia                    2, 3, & 4                    10850/95                    10/29/94
                            Japan                      2, 3, & 4                    512884/95                   10/29/94
                        United States                      5                       08/751,403                   11/18/96


1        Automatic Ice Bagger.
2        Automatic Ice Bagger with Self-Contained Sanitizing System.
3        Method for Automatically Bagging Ice Using a Timer and
         Multi-Positional Electronic Scale.
4        Method for Automatically Bagging Ice Using a Timer and
         Multi-Positional Electronic Scale.
5        Grip for a Grasping Device

                                                          PII Agreement (Patent)
                                                          ----------------------

                       PATENT APPLICATIONS IN PREPARATION

                        Country                Patent               Docket No.           Expected Filing        Process/Machine
                        -------                ------               ----------                 Date             ---------------
                                                                                               ----

                                      NONE

ITEM B. PATENT LICENSES

  Country or           Patent              Licensor                Licensee           Effective       Expiration
   Territory           ------              --------                --------             Date             Date
   ---------                                                                            ----             ----
 United States        5,440,863       Hoshizaki Electric      Packaged Ice, Inc.       5/28/93        Perpetual
                                        Co., Ltd. and
                                      Hoshizaki America,
                                             Inc.
 United States        5,473,865       Hoshizaki Electric      Packaged Ice, Inc.       5/28/93        Perpetual
                                        Co., Ltd. and
                                      Hoshizaki America,
                                             Inc.
United Kingdom        0 518 382       Hoshizaki Electric      Packaged Ice, Inc.       5/28/93        Perpetual
                                        Co., Ltd. and
                                      Hoshizaki America,
                                             Inc.